Quest Solution Secures $8 Million Line of Credit with Wells Fargo Bank

HENDERSON, NV, January 7, 2015 -- Quest Solution, Inc, "The Company" (OTCBB: QUES), is pleased to announce that it has secured a revolving credit facility from Wells Fargo Bank in the maximum principal amount of $8,000,000. Specific details related to the transaction will be filed in a Form 8-K with the Securities and Exchange Commission.

“We are pleased to confirm that Wells Fargo, the 4th largest bank in the United States, as our lending partner as we execute the expansion strategy of our business model in core verticals and new markets,” stated Jason Griffith, CEO, Quest Solution, Inc. “Wells Fargo completed a significant due diligence process on the Company and agreed to provide up to $8,000,000 in a revolving line of credit with a three-year commitment to the relationship.”

“We are excited about our new relationship with Quest Solution and BCS and pleased to be able to provide pivotal financing for their business growth,” stated Steve Ogus, Senior Vice President, Loan Originations, Wells Fargo Capital Finance.  “The entire company and its strong management team were helpful in making our due diligence process seamless and we look forward to supporting the company in their future business endeavors.”

Griffith added “We believe Wells Fargo’s support will provide flexibility for growth and further enhance our ability to deliver value to our shareholders.”

For a Quest Solution Investor Presentation please visit:

http://questsolution.com/investors.html

For more information www.QuestSolution.com  and www.BCSSolutions.com

About Quest Solution, Inc.:

Quest Solution, Inc. is a leading provider in the technology, software, and mobile data collection systems business. In November 2014, the Company announced that Bar Code Specialties, Inc. (BCS) joined with Quest Solution, Inc.  The Company intends on continuing to acquire existing companies with revenues and positive cash flow.

Quest Solution, Inc. serves as a national mobility systems integrator with a focus on design, delivery, deployment and support of fully integrated mobile solutions. The Company takes a consultative approach by offering end to end solutions that include hardware, software, communications and full lifecycle management services. The highly tenured team of professionals simplifies the integration process and delivers proven problem solving solutions backed by numerous customer references.

The recent BCS acquisition is in addition to the recently announced creation of a wholly-owned division focused on commercializing Intellectual Property, Patents and Distribution of industry-specific technologies in an array of new verticals. The new division will focus on the acquisition of existing intangibles, which we anticipate will provide immediate value to the company.

Information about Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. This release contains "forward-looking statements" that include information relating to future events and future financial and operating performance. The words "may," "would," "will," "expect," "estimate," "can," "believe," "potential" and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for Quest Solution, Inc's products, the introduction of new products, the Company's ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company's liquidity and financial strength to support its growth, and other information that may be detailed from time-to-time in Quest Solution Inc.'s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include statements regarding growth in our parts and vehicle sales and increases in our ability to produce new products. For a more detailed description of the risk factors and uncertainties affecting Quest Solution, Inc. please refer to the Company's recent Securities and Exchange Commission filings, which are available at http://www.sec.gov. Quest Solution, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Quest Solution Investor Relations & Financial Media:

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